JULY 31, 2025 SECOND-QUARTER 2025 FINANCIAL RESULTS Exhibit 99.3

1Edison International | Second-Quarter 2025 Earnings Call Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Insurance Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the operation and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates and the impact of legislative actions on affordability; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“) or other new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | Second-Quarter 2025 Earnings Call Key Messages $0.89 Q2 2025 GAAP EPS $0.97 Q2 2025 Core EPS1 Reiterated 5–7% Core EPS CAGR 2025–20282 Reaffirmed $5.94–6.34 2025 Core EPS Guidance1 Eaton Fire investigations ongoing. SCE plans to launch Wildfire Recovery Compensation Program Continued strong regulatory progress: WMCE settlement approved; final decision issued in WMVM proceeding; GRC proposed decision issued Reaffirmed 2025 Core EPS1 guidance of $5.94–6.34 1. See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Compound annual growth rate (CAGR) based on the midpoint of the original 2025 EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢ Continued confidence in delivering 5–7% Core EPS1 growth from 2025 to 2028 ($6.74–7.14)2 1 3 4 5 Confident that legislative action will ultimately enhance California’s AB 1054 regulatory framework2

3Edison International | Second-Quarter 2025 Earnings Call 2025 GRC proposed decision issued on July 28 Proposed Decision Highlights Proposed Decision (PD) By the Numbers Key Dates Event Date  Proposed Decision July 28, 2025  Oral Argument August 11, 2025  Opening Comments August 18, 2025  Reply Comments August 25, 2025  Final Decision ≥30 days after PD Upcoming CPUC Voting Meetings: – August 28 – September 18 $ in billions 2025 2026 2027 2028 Rev. Req. Increase1 SCE 1.9 0.7 0.8 0.7 PD 1.2 0.5 0.4 0.4 Total Company Rate Base2 SCE 49.4 53.0 56.8 60.6 PD 48.5 51.4 53.1 56.3 CPUC GRC Capex SCE 6.8 n/a n/a n/a PD 6.2 n/a n/a n/a 1. Does not reflect updates to 2025 cost of capital 2. “PD” line represents total company rate base based on CPUC GRC amounts shown in 2025 GRC Proposed Decision Appendix B, holding all else constant Supports significant capital investments while incorporating affordability considerations – Reductions vs. request primarily due to scope, pace, or cost Notes effectiveness of SCE’s wildfire mitigation; includes >1,800 miles of grid hardening (in-line with requested miles) – Shifts ~400 miles of scope to covered conductor from targeted undergrounding Recognizes need for infrastructure replacement and load growth investments, but scales back scope CPI-based post-test year ratemaking mechanism would result in ~3.5–4.5% attrition year increases SCE’s oral argument and opening comments will highlight key areas that require improvement, and will seek revisions to PD

4Edison International | Second-Quarter 2025 Earnings Call SCE’s 2026–2028 Wildfire Mitigation Plan is a layered defense strategy to safeguard our communities Distribution hardening Additional 700+ miles of covered conductor and targeted undergrounding Transmission hardening Enhanced standards and proactive upgrades to reduce ignition risk on transmission infrastructure New technology deployment Deploying new and expanded tools to identify and prevent ignition risks early Public Safety Power Shutoffs (PSPS) Last-resort tool to prevent ignitions during extreme weather; focused on reducing impacts Situational awareness Using weather stations, HD cameras, and forecasting to monitor and respond to wildfire risk Anticipated $6.2 billion investment builds on ongoing efforts to reduce the risk of wildfires associated with utility equipment while applying latest learnings Vegetation management Removing hazardous trees and maintaining clearances to prevent vegetation-related ignitions Aerial suppression Supporting aerial firefighting resources to improve rapid wildfire response and public safety Refine other strategies Continuously improving mitigation through lessons learned, modeling, and utility collaboration

5Edison International | Second-Quarter 2025 Earnings Call Key SCE EPS Drivers Higher revenue 0.08$ Higher O&M (0.22) Higher depreciation (0.08) Higher property and other taxes (0.01) Lower interest expense 0.01 Lower other income (0.04) Div on preference stock 0.04 Total core drivers (0.22)$ Non-core items1 0.01 Total (0.21)$ Total core drivers (0.04)$ Non-core items1 — Total (0.04)$ EIX EPS Q2 2025 Q2 2024 Variance Basic Earnings Per Share (EPS) SCE 1.15$ 1.36$ (0.21)$ EIX Parent & Other (0.26) (0.22) (0.04) Basic EPS 0.89$ 1.14$ (0.25)$ Less: Non-core Items1 SCE (0.08)$ (0.09)$ 0.01$ EIX Parent & Other — — — Total Non-core Items (0.08)$ (0.09)$ 0.01$ Core Earnings Per Share (EPS) SCE 1.23$ 1.45$ (0.22)$ EIX Parent & Other (0.26) (0.22) (0.04) Core EPS 0.97$ 1.23$ (0.26)$ Second-Quarter Earnings Summary 1. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix Note: Diluted earnings were $0.89 and $1.13 per share for the three months ended June 30, 2025 and 2024, respectively In the absence of 2025 GRC decision, recognizing revenue based on 2024 authorized revenue requirement, adjusted to reflect 2025 CPUC ROE Second-quarter 2025 Core EPS decreased year over year, primarily due to:  SCE: Higher O&M and net impact of regulatory decisions in each period  EIX Parent and Other: Higher interest expense Takeaways

6Edison International | Second-Quarter 2025 Earnings Call 5.2 5.4 6.7 7.2 7.2 7.0 0.2 0.3 0.8 0.9 1.0 0.7 $5.4 $5.7 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) (Recorded) $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+ Forecast 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations

7Edison International | Second-Quarter 2025 Earnings Call 33.6 35.4 41.8 45.3 48.7 51.8 7.6 7.4 7.6 7.7 8.1 8.8 $41.2 $42.8 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside CPUC FERC ~8% CAGR 2023–2028 Rate Base1, $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) (Recorded) $48.1 $50.4 $52.8 $55.3 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+

8Edison International | Second-Quarter 2025 Earnings Call Reaffirmed 2025 Core EPS guidance of $5.94–6.34 Component Modeling Considerations Rate Base EPS (based on capex levels) 6.60–6.80 • CPUC ROE of 10.33% and FERC ROE 10.30% • Reflects reduction in 2025 ROE from Cost of Capital Phase 2 decision SCE Op. Variance 1.05–1.25 • AFUDC is the largest contributor: ~40¢ • Includes ~30¢ one-time true-up for past TKM interest expense • Timing of regulatory decisions and other variances (including financing) from authorized SCE Costs Excluded from Authorized (0.85)–(0.75) • Primarily wildfire claims payment-related debt • Reflects interest expense reduction associated with TKM settlement • No refinancings or additional issuances remaining as part of 2025 financing plan EIX Parent & Other (0.88)–(0.93) • No refinancings or additional issuances remaining as part of 2025 financing plan 2025 Core Earnings per Share Component Ranges Includes 44¢ (30¢ true-up + 14¢ interest reduction) from TKM settlement

9Edison International | Second-Quarter 2025 Earnings Call EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs 1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense reduction of 14¢ and one-time true up for past interest expense of 30¢ associated with TKM Settlement Agreement 2. Financing plan is subject to change. Does not incorporate TKM settlement agreement or potential cost recovery in the Woolsey cost recovery proceeding, which could materially change the financing plan 3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.84 $6.14 $6.74–7.14 2025 Midpoint 2028 Achievable EPS growth for 2028 Core Earnings per Share Guidance1 5–7% CAGR Uses Sources 2025–2028 EIX consolidated financing plan2 $ in Billions Capital Plan $27–32 Dividends3 $6–7 Net cash provided by operating activities $25–28 Incremental Debt4 $8–11 Equity ~$0.4 (excluding one-time TKM settlement true-up) (Includes 14¢ interest expense impact from TKM settlement)

10Edison International | Second-Quarter 2025 Earnings Call Rate base and EPS growth aligned with grid safety and reliability 1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢ 2. Based on EIX stock price on July 30, 2025 3. Relative to 2022 5–7% Core EPS CAGR1 2025–2028 Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program ~6% current dividend yield2 21 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 20453

ADDITIONAL INFORMATION

12Edison International | Second-Quarter 2025 Earnings Call Key SCE EPS Drivers Higher revenue 0.09$ Higher O&M (0.19) Higher depreciation (0.11) Higher property and other taxes (0.02) Lower interest expense 0.32 Lower other income (0.09) Div on preference stock 0.06 Total core drivers 0.06$ Non-core items1 3.64 Total 3.70$ Total core drivers (0.09)$ Non-core items1 (0.10) Total (0.19)$ EIX EPS YTD 2025 YTD 2024 Variance Basic Earnings Per Share (EPS) SCE 5.22$ 1.52$ 3.70$ EIX Parent & Other (0.60) (0.41) (0.19) Basic EPS 4.62$ 1.11$ 3.51$ Less: Non-core Items1 SCE 2.38$ (1.26)$ 3.64$ EIX Parent & Other (0.10) — (0.10) Total Non-core Items 2.28$ (1.26)$ 3.54$ Core Earnings Per Share (EPS) SCE 2.84$ 2.78$ 0.06$ EIX Parent & Other (0.50) (0.41) (0.09) Core EPS 2.34$ 2.37$ (0.03)$ Year-To-Date Earnings Summary 1. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix Note: Diluted earnings were $4.61 and $1.11 per share for the six months ended June 30, 2025 and 2024, respectively In the absence of 2025 GRC decision, recognizing revenue based on 2024 authorized revenue requirement, adjusted to reflect 2025 CPUC ROE Year-to-date 2025 Core EPS decreased year over year, primarily due to:  SCE: Benefit to interest expense related to cost recoveries authorized under the TKM Settlement Agreement, partially offset by higher O&M and net impact of regulatory decisions in each period  EIX Parent and Other: Higher interest expense Takeaways

13Edison International | Second-Quarter 2025 Earnings Call SCE Key Regulatory Proceedings Proceeding Description Next Steps Base Rates 2025 GRC (A.23-05-010) Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE’s 2025 GRC Oral argument scheduled for August 11, 2025 NextGen Enterprise Resource Planning Program (A.25-03-009) Requesting funding for ~$1.1B of capex and ~$239MM of O&M for 2024–2031 associated with the NextGen ERP Implementation Phase Intervenor testimony due September 15, 2025 2026 Cost of Capital (A.25-03-012) Requesting authorized cost of capital for utility operations in 2026 and to reset the annual Cost of Capital Adjustment Mechanism (CCM) Rebuttal testimony due August 20, 2025 Wildfire Woolsey Cost Recovery (A.24-10-002) Request recovery of $5.4 billion of costs to resolve claims associated with the Woolsey fire and $84 million of restoration costs Motion for consideration of settlement agreement or joint statement of stipulations and issues due by August 12, 2025 TKM Securitization (A.25-04-021) Requesting approval to issue securitized bonds to recover $1.6 billion of costs previously approved in the TKM Cost Recovery Application Awaiting final decision

14Edison International | Second-Quarter 2025 Earnings Call Ongoing wildfire risk (Request does not include an ROE “adder" above the reasonable range) SCE’s role in advancing California’s clean energy goals for customers Strengthens SCE’s credit, supporting lower borrowing costs for customers 2026 cost of capital application filed in March, requesting an ROE of 11.75% Request for 2026–2028 ROE (vs. 2025 authorized of 10.33%) 11.75% Equity Ratio (no change) 52% Update Cost of Debt (vs. 2025 authorized of 4.58%) 4.75% Update Cost of Preferred (vs. 2025 authorized of 6.42%) 6.95% Continue Cost of Capital Adjustment Mechanism (Includes updating benchmark to the monthly average for October 2024–September 2025) Key Drivers Proceeding Schedule Event Date  Application Filed 3/20/25  Protests & Responses 4/24/25  SCE Reply to Protests 5/5/25  Prehearing Conf. 6/25/25  Scoping Memo Issued 7/16/25  Intervenor Testimony 7/30/25 Rebuttal Testimony 8/20/25 Evidentiary Hearing (if needed) 9/2–9/4/25 Opening Briefs 9/19/25 Reply Briefs 10/3/25 Proposed Decision Nov. 2025

15Edison International | Second-Quarter 2025 Earnings Call Resolution of legacy wildfires entering final stages: TKM settlement approved, and Woolsey proceeding in progress TKM (A.23-08-013) Woolsey (A.24-10-002) Value ~$1.6 billion (Settlement value)1 ~$5.4 billion (Request) Next Steps Awaiting final decision on financing order to issue securitized bonds Motion for consideration of settlement or joint statement due mid-Aug. Avg. Residential Customer Cost2 ~$1.04/month ~$3.44/month (vs. average bill of ~$171) Remaining Ind. Plaintiffs ~33 ~100 TKM: 2025 Modeling ConsiderationsBoth cost recovery applications for 2017/2018 Wildfire/Mudslide Events now filed 1. Approved settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs 2. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers CPUC final decision on settlement accounted for in first quarter results – ~30¢ one-time core EPS impact (for interest incurred up to decision date) – Begin deferring interest expense on $1.6 billion of debt (full-year run rate of 14¢) Securitization follows CPUC approval of financing order – SCE filed separate application in Q2 – Proceeds of ~$1.6 billion expected by year-end 2025 Use of proceeds – Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth 

16Edison International | Second-Quarter 2025 Earnings Call Woolsey Cost Recovery Schedule Event Date  Application Filed October 8, 2024  Protests and responses November 12, 2024  SCE’s reply to protests November 22, 2024  Prehearing Conference December 20, 2024  Scoping ruling issued March 10, 2025  Intervenors’ prepared direct testimony June 3, 2025  Rebuttal testimony July 15, 2025 Meet & Confer July 25–August 11, 2025 Motion for consideration of settlement or joint statement of stipulations & issues August 12, 2025 Status conference regarding evidentiary hearings August 26, 2025 Evidentiary Hearings (if needed) September 8–12, 2025 Opening Briefs October 24, 2025 Reply Briefs November 21, 2025 Proposed Decision (PD) (≤ 90 days after submission) 1st Quarter 2026 Final Decision (≥ 30 days after PD) 1st Quarter 2026

17Edison International | Second-Quarter 2025 Earnings Call ~$5.7 billion memo account recovery 2021– Q2 20251 ~$1.6 billion securitizations of AB 1054 capex completed ~$2.6 billion remaining recoveries through 2026 Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics Approved Applications Application / Account Balance @ Jun. 30, ’25 Recovery Through Remaining Rate Recovery by Year Q3–4 2025 2026 2027 WMCE 423 Oct. ‘26 106 317 –  2022 WM/VM 230 Feb. ‘26 107 123 –  2022 CEMA 72 Sept. ’25 72 – – CSRP Track 1 51 Dec. ’25 51 – – GRC Track 3 33 Sept. ’25 33 – – Various others 189 Varies 146 44 – Total 999 515 483 – Pending Applications2 (Subject to CPUC Authorization) Application Request2,3 Expected Amort.2 Expected Rate Recovery by Year3 Q3–4 2025 2026 2027 TKM Securitization 1,627 n/a 1,627 – – Total Including Securitization 1,627 1,627 – – 1. Includes ~$1.6 billion recovered through securitization of AB 1054 capital expenditures 2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval 3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For TKM securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate Note: Numbers may not add due to rounding Remaining GRC and Wildfire-related Application Recoveries $ in Millions

18Edison International | Second-Quarter 2025 Earnings Call Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1(“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.33%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (5.4% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.3% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes 390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

19Edison International | Second-Quarter 2025 Earnings Call Q2 2025 Q2 2024 YTD 2025 YTD 2024 SCE 443$ 523$ 2,010$ 588$ EIX Parent & Other (100) (84) (231) (160) Basic Earnings 343$ 439$ 1,779$ 428$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events (claims and expenses), net of recoveries (2) (11) 1,337 (478) Other Wildfires Events (claims and expenses), net of recoveries (6) (2) 6 (121) Wildfire Insurance Fund expense (36) (37) (72) (73) Income tax benefit (expense)¹ 13 14 (355) 188 Subtotal SCE (31) (36) 916 (484) EIX Parent & Other Wildfire claims insured by EIS — — (50) (1) Income tax benefit¹ — — 11 — Subtotal EIX Parent & Other — — (39) (1) Less: Total non-core items (31)$ (36)$ 877$ (485)$ SCE 474 559 1,094 1,072 EIX Parent & Other (100) (84) (192) (159) Core Earnings 374$ 475$ 902$ 913$ Earnings Non-GAAP Reconciliations 1. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX GAAP Earnings to EIX Core Earnings Net Income (Loss) Available to Edison International, $ in Millions

20Edison International | Second-Quarter 2025 Earnings Call EIX Core EPS Non-GAAP Reconciliations 1. EPS is based on weighted-average share count of 385 million for both 2025 and 2024 2. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Available to Edison International1 Q2 2025 Q2 2024 YTD 2025 YTD 2024 Basic EPS 0.89$ 1.14$ 4.62$ 1.11$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events (claims and expenses), net of recoveries (0.01) (0.03) 3.47 (1.24) Other Wildfires Events (claims and expenses), net of recoveries (0.02) (0.01) 0.02 (0.31) Wildfire Insurance Fund expense (0.09) (0.10) (0.19) (0.19) Income tax benefit (expense)² 0.04 0.05 (0.92) 0.48 Subtotal SCE (0.08) (0.09) 2.38 (1.26) EIX Parent & Other Wildfire claims insured by EIS — — (0.13) — Income tax benefit² — — 0.03 — Subtotal EIX Parent & Other — — (0.10) — Less: Total non-core items (0.08) (0.09) 2.28 (1.26) Core EPS 0.97$ 1.23$ 2.34$ 2.37$

21Edison International | Second-Quarter 2025 Earnings Call Low High Basic EIX EPS $8.22 $8.62 Total Non-Core Items1 (2.28) (2.28) Core EIX EPS $5.94 $6.34 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2025 EPS Available to Edison International

22Edison International | Second-Quarter 2025 Earnings Call Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.